UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  September 23, 2011
                                          --------------------


                        Commission File Number 333-138989

                            ECOTECH ENERGY GROUP INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

               Nevada                                      98-0479847
-------------------------------------             ------------------------------
   State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization                       Identification No.)

                   500 Fifth Ave, Ste 4100, Seattle, WA 98104
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (206) 259-7867



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2011, ecoTECH Energy Group Inc. ("ECTH") entered into an agreement with Hospital Medical Express S.A. ("HosMedEx"). HosMedEx is a corporation incorporated under the laws of Ecuador, South America which provides hospital medical services to the city of Ambato, Ecuador. They also are importers of instruments and appliances used in medical, surgical and dental or veterinary sciences.

The purpose of the agreement between ECTH and HosMedEx is to allow HosMedEx to purchase certain equipment to enable process heat to turn garbage into pozzolanic ash, used in the manufacture of concrete products such as road barriers, kerbs and culverts. ecoTECH is supplying the primary thermal device; the rotary kiln for converting the garbage and certain components of the cement works.

This Agreement will provide the pilot project in Ambato; to be followed by projects in 5 other cities in Ecuador.

The Agreement provides for ECTH to receive $36,000,000; $6,000,000 per project, the ratification of the final details are expected before the end of October.


                            Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 27, ECTH issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                   Description


           99.1               Letter of Certification, dated May 5 2011
           99.2               Press Release, dated September 28, 2011



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    October 4, 2011

                                        ECOTECH ENERGY GROUP INC.



                                        By: /s/ Colin Victor Hall
                                            ------------------------------------
                                            Colin Victor Hall
                                            Title:  Chief Executive Officer